UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2024

ZEVIA PBC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40630	86-2862492
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15821 Ventura Blvd., Suite 135, Encino, CA		91436
(Address of Principal Executive Offices)		(Zip Code)

(424) 343-2654

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	ZVIA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 26, 2024, Zevia PBC (the “Company,” “we,” “us” or “our”) was notified by the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s Class A common stock (the “common stock”) was less than $1.00 per share over a consecutive 30 trading-day period. The notice does not result in the immediate delisting of the Company’s common stock from the NYSE.

Pursuant to Section 802.01C, the Company has a period of six months from receipt of the notice to regain compliance with the minimum stock price listing requirement. The Company may regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the six-month cure period the common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. The Company intends to consider available alternatives to cure the stock price non-compliance. Under the NYSE’s rules, if the Company determines that it will cure the stock price deficiency by taking an action that will require stockholder approval at its next annual meeting of stockholders, the price condition will be deemed cured if the price promptly exceeds $1.00 per share, and the price remains above that level for at least the following 30 trading days. The Company intends to notify the NYSE of its intent to regain compliance with the requirements of Section 802.01C.

The Company’s common stock will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with other NYSE continued listing standards.

A copy of the press release dated July 2, 2024 is attached hereto as Exhibit 99.1 and is incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Zevia PBC Press Release dated July 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEVIA PBC

Date: July 2, 2024	/s/ LORNA R. SIMMS
	Name:	Lorna R. Simms
	Title:	SVP, General Counsel and Corporate Secretary